UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2019

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-37888	46-5726437
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 7, 2019, Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”), CareKinesis, Inc., a Delaware corporation (“CareKinesis”), Careventions, Inc., a Delaware corporation (“Careventions”), Capstone Performance Systems, LLC, a Delaware limited liability company (“Capstone”), J.A. Robertson, Inc., a California corporation (“Robertson”), Medliance LLC, an Arizona limited liability company (“Medliance”), CK Solutions, LLC, a Delaware limited liability company (“CK Solutions”), TRSHC Holdings, LLC, a Delaware limited liability company (“TRSHC”), SinfoniaRX, Inc., an Arizona corporation (“SinfoniaRX”), TRHC MEC Holdings, LLC, a Delaware limited liability company (“TRHC MEC”), Mediture LLC, a Minnesota limited liability company (“Mediture”), eClusive L.L.C., a Minnesota limited liability company (“eClusive”), TRHC DM Holdings, LLC, a Delaware limited liability company (“TRHC DM”) and Cognify, LLC, a Delaware limited liability company (“Cognify” and, together with TRHC, CareKinesis, Careventions, Capstone, Robertson, Medliance, CK Solutions, TRSHC, SinfoniaRX, TRHC MEC, Mediture, TRHC DM and eClusive, the “Borrowers”) entered into a Loan and Security Modification Agreement (the “Amendment”) with the several banks and other financial institutions or entities party thereto (the “Lenders”) and Western Alliance Bank, an Arizona corporation, as a Lender and as administrative agent and collateral agent for the Lenders (the “Agent”). The Amendment amends that certain Amended and Restated Loan and Security Agreement, dated September 6, 2017, by and among the Borrowers, the Lenders and the Agent (as amended, the “Amended Loan Agreement”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Amended Loan Agreement.

The Amendment amends, among other things, certain defined terms used in the Amended Loan Agreement (including the definitions of “Subordinated Debt” and “Permitted Indebtedness”) and certain negative covenants contained within the Amended Loan Agreement (including restrictions on the Borrowers’ ability to make certain distributions and investments) in order to permit (i) our potential offering, subject to market and other conditions, of convertible senior subordinated notes due 2026 (the “Notes”) in a private placement to qualified institutional buyers (the “Convertible Note Offering”) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and (ii) our potential entry into certain convertible note hedge transactions with one or more of the initial purchasers of the Notes or their respective affiliates (the “Option Counterparties”), and certain warrant transactions with the Option Counterparties (the “Hedging Transactions” and, together with the “Convertible Note Offering”, the “Offering Transactions”). For more information on the Offering Transactions, see Item 8.01 below under the heading “Convertible Note Offering.”

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which will be filed at a later date.

Item 8.01 Other Events.

Convertible Note Offering

On February 7, 2019, TRHC issued a press release announcing its intention to offer, subject to market and other conditions, $250,000,000 aggregate principal amount of Notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Material Weakness

Additionally, beginning with the year ended December 31, 2017 as required by Rule 13a-15(b) and Rule 15d-15(b) of the Exchange Act, our management, including our Chief Executive Officer and our Chief Financial Officer, conducted an evaluation as of the end of the period of the effectiveness of the design and operation of our disclosure controls and procedures.  Our management, including our Chief Executive Officer and Chief Financial Officer, conducted an evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2017. In conducting this evaluation, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control-Integrated Framework (2013). Based upon that evaluation and those criteria, management concluded that, as of December 31, 2017, our internal controls over financial reporting were effective.  Our assessment as of December 31, 2017 excluded the operations of the SinfoníaRx business (as permitted under the applicable SEC rules and regulations), which we acquired on September 6, 2017.

Under the supervision of and with the participation of our management, we are in the process of completing our assessment of the effectiveness of our internal control over financial reporting as of December 31, 2018, using the criteria set forth by COSO in Internal Control—Integrated Framework (2013).  While we have no requirement to disclose the preliminary results of our assessment for the year ended December 31, 2018, and we are still in the process of evaluation all internal controls over financial reporting, we have voluntarily elected to disclose preliminary results of our assessment of the effectiveness of our internal control over financial reporting as of December 31, 2018.   Based upon the results of our testing to date, we identified a material weakness in internal control related to ineffective information technology general controls (“ITGCs”) in the area of program change-management over a certain information technology (“IT”) system that supports our financial reporting processes related to the revenue associated with the SinfoníaRx business. Our business process controls (automated and manual) that are dependent on the affected ITGCs were also deemed ineffective because they could have been adversely impacted.  A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.

Based upon the assessment by management this material weakness did not result in any identified misstatements to the financial statements, and there will be no changes to any previously released financial results.

Management has been implementing and continues to implement measures designed to ensure that the control deficiencies contributing to the material weakness are remediated, such that these controls are designed, implemented, and operating effectively going forward. The remediation actions include: (i) creating and filling an IT compliance oversight function; (ii) developing a training program addressing ITGCs and policies, including educating control owners concerning the principles and requirements of each control, with a focus on those related to change-management over IT systems impacting financial reporting; (iii) developing and maintaining documentation underlying ITGCs to promote knowledge transfer upon personnel and function changes; (iv) developing enhanced risk assessment procedures and controls related to changes in IT systems; (v) implementing an IT management review and testing plan to monitor ITGCs with a specific focus on systems supporting our financial reporting processes; and (vi) enhanced quarterly reporting on the remediation measures to the Audit Committee of the Board of Directors.

We believe that these actions will remediate the material weakness. The material weakness will not be considered remediated, however, until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release of Tabula Rasa HealthCare, Inc. issued February 7, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: February 7, 2019